UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2014 (April 2, 2014)

American Realty Capital - Retail Centers of America, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55198	27-3279039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

American Realty Capital — Retail Centers of America, Inc. (the "Company") previously filed a Current Report on Form 8-K on April 8, 2014 (the "Original Form 8-K") reporting its acquisition of a fee-simple interest in a retail lifestyle center known as The Streets of West Chester located in West Chester, Ohio ("The Streets of West Chester") on April 3, 2014. This Amended Current Report on Form 8-K/A is being filed solely for the purposes of amending the Original Form 8-K to provide (i) the financial information related to such acquisition as required by Item 9.01 and (ii) certain additional information with respect to such acquisition.

Item 9.01. Financial Statements and Exhibits.

Report of Independent Certified Public Accountants

Board of Directors and Stockholders

American Realty Capital - Retail Centers of America, Inc.

We have audited the accompanying Statements of Revenues and Certain Expenses ("Historical Summary") of the fee simple interest in The Streets of West Chester for the year ended December 31, 2013, and the related notes to the Historical Summary.

Management's responsibility for the financial statement
Management of American Realty Capital - Retail Centers of America, Inc. is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor's responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of The Streets of West Chester for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter
The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Form 8-K/A of American Realty Capital - Retail Centers of America, Inc., as described in Note 1 to the Historical Summary, and is not intended to be a complete presentation of The Streets of West Chester's revenue and expenses.

/s/ GRANT THORNTON LLP

New York, New York
June 16, 2014

THE STREETS OF WEST CHESTER

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(In thousands)

	Three Months Ended	Year Ended
	March 31, 2014	December 31, 2013
	(Unaudited)
Revenues:
Rental income	$780	$3,165
Operating expense reimbursements	282	986
Total revenues	1,062	4,151

Certain expenses:
Property operating	278	803
Real estate taxes	179	703
Insurance	12	49
Total certain expenses	469	1,555

Revenues in excess of certain expenses	$593	$2,596

The accompanying notes are an integral part of these Statements of Revenues and Certain Expenses.

THE STREETS OF WEST CHESTER

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References to amounts for the three months ended March 31, 2014 are unaudited)

1. Background and Basis of Presentation

The accompanying Statements of Revenues and Certain Expenses ("Historical Summary") include the operations of a fee-simple interest in a retail lifestyle center known as The Streets of West Chester located in West Chester, Ohio ("The Streets of West Chester") for the year ended December 31, 2013 and the three months ended March 31, 2014. American Realty Capital - Retail Centers of America, Inc. (the "Company") completed its acquisition of The Streets of West Chester from two unaffiliated third parties through a wholly owned subsidiary of its operating partnership on April 3, 2014 for $40.5 million, excluding closing costs.

The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the "SEC"), which requires that certain information with respect to real estate operations be included with certain SEC filings. An audited statement of revenues and certain expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (a)  The Streets of West Chester was acquired from unaffiliated parties; and (b) based on due diligence of The Streets of West Chester performed by the Company, management is not aware of any material factors relating to The Streets of West Chester that would cause this financial information not to be indicative of future operating results.

2.  Summary of Significant Accounting Policies

Revenue Recognition

Under the terms of the leases, the tenants pay monthly operating expense reimbursements to the property owner for certain expenses. Reimbursements from the tenants are recognized as revenue in the period the applicable expenses are incurred. Rental income includes the effect of amortizing the aggregate minimum lease payments over the terms of the leases, which amounted to a decrease to rental income of approximately $17,000 and approximately $26,000 over the rent payments received in cash for the three months ended March 31, 2014 and the year ended December 31, 2013, respectively.

The following table lists a tenant whose annualized rental income on a straight-line basis represented greater than 10% of total annualized rental income on a straight-line basis for all tenants of The Streets of West Chester as of March 31, 2014 and December 31, 2013:

Tenant	March 31, 2014	December 31, 2013
AMC	54.2%	54.1%

The termination, delinquency or non-renewal of this lease may have a material adverse effect on revenues. No other tenant represents 10% or greater of annualized rental income on a straight-line basis as of March 31, 2014 and December 31, 2013, respectively.

Use of Estimates

The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the Historical Summary.

THE STREETS OF WEST CHESTER

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References to amounts for the three months ended March 31, 2014 are unaudited)

3. Future Minimum Lease Payments

At March 31, 2014, The Streets of West Chester's future minimum lease payments are as follows (in thousands):

April 1, 2014 to December 31, 2014	$2,292
2015	2,964
2016	2,656
2017	2,581
2018	2,494
2019 and thereafter	725
Total	$13,712

4. Subsequent Events

The Company has evaluated subsequent events through June 16, 2014, the date upon which this Historical Summary has been issued, and has determined that there have not been any events that have occurred that would require adjustments to the disclosures in the Historical Summary.

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2014

The following Unaudited Pro Forma Consolidated Balance Sheet is presented as if American Realty Capital - Retail Centers of America, Inc. (the "Company") had acquired The Streets of West Chester as of March 31, 2014. This financial statement should be read in conjunction with the Unaudited Pro Forma Consolidated Statements of Operations and the Company's historical financial statements and notes thereto in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired The Streets of West Chester as of March 31, 2014, nor does it purport to present the future financial position of the Company.

(In thousands)	American Realty Capital - Retail Centers of America, Inc. (1)	The Streets of West Chester (2)	Pro Forma American Realty Capital - Retail Centers of America, Inc.
ASSETS
Real estate investments, at cost:
Land	$24,640	$11,925	$36,565
Buildings, fixtures and improvements	66,254	23,532	89,786
Acquired intangible lease assets	15,940	5,043	20,983
Total real estate investments, at cost	106,834	40,500	147,334
Less: accumulated depreciation and amortization	(7,307)	—	(7,307)
Total real estate investments, net	99,527	40,500	140,027
Cash and cash equivalents	131,443	(40,578)	90,865
Restricted cash	688	—	688
Prepaid expenses and other assets	4,692	(23)	4,669
Deferred costs, net	1,346	—	1,346
Land held for sale	564	—	564
Total assets	$238,260	$(101)	$238,159
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable	$63,083	$—	$63,083
Below-market lease liabilities, net	895	—	895
Derivatives, at fair value	143	—	143
Accounts payable and accrued expenses	5,510	643	6,153
Deferred rent and other liabilities	407	—	407
Distributions payable	1,019	—	1,019
Total liabilities	71,057	643	71,700
Common stock	210	—	210
Additional paid-in capital	179,292	—	179,292
Accumulated other comprehensive loss	(143)	—	(143)
Accumulated deficit	(12,156)	(744)	(12,900)
Total stockholders' equity	167,203	(744)	166,459
Total liabilities and stockholders' equity	$238,260	$(101)	$238,159

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014:

(1)	Reflects the Company's historical unaudited Balance Sheet as of March 31, 2014, as previously filed.

(2)	Reflects the acquisition of The Streets of West Chester. The purchase price, excluding related expenses, was $40.5 million.

The Company allocates the purchase price of acquired properties to tangible and identifiable intangible assets acquired based on their respective fair values. Tangible assets include land, land improvements, buildings, fixtures and tenant improvements on an as-if vacant basis. Estimates of value are made using customary methods, including data from appraisals, comparable sales, discounted cash flow analysis and other methods. Amounts allocated to land, land improvements, buildings, fixtures, and tenant improvements are based on cost segregation studies performed by independent third-parties or the Company's analysis of comparable properties in its portfolio. Identifiable intangible assets include amounts allocated to acquire leases for above- and below-market lease rates and the value of in-place leases. Depreciation is computed using the straight-line method over the estimated lives of 40 years for buildings, 15 years for land improvements, five years for fixtures and the shorter of the useful life or the remaining lease term for tenant improvements.

The aggregate value of intangible assets and liabilities, as applicable, related to in-place leases is primarily the difference between the property valued with existing in-place leases adjusted to market rental rates and the property valued as if vacant. Factors considered in the analysis of the in-place lease intangibles include an estimate of carrying costs during the expected lease-up period for each property, taking into account current market conditions and costs to execute similar leases. In estimating carrying costs, the Company includes real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates during the expected lease-up period, which is estimated to be nine months. Estimates of costs to execute similar leases including leasing commissions, legal and other related expenses are also utilized. The value of in-place leases is amortized to expense over the initial term of the respective lease, which ranges from five to 15 years. If a tenant terminates its lease, the unamortized portion of the in-place lease value and intangible is charged to expense.

In making estimates of fair values for purposes of allocating purchase price, the Company utilizes a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property and other market data. The Company also considers information obtained about the property as a result of pre-acquisition due diligence, as well as subsequent marketing and leasing activities, in estimating the fair value of the tangible and intangible assets acquired and intangible liabilities assumed.

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013 AND THE THREE MONTHS ENDED MARCH 31, 2014

The following Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2013 and the three months ended March 31, 2014 are presented as if American Realty Capital - Retail Centers of America, Inc. (the "Company") had acquired The Streets of West Chester as of the beginning of the periods presented. These financial statements should be read in conjunction with the Unaudited Pro Forma Consolidated Balance Sheet and the Company's historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired The Streets of West Chester as of the beginning of the periods presented, nor does it purport to present the future results of operations of the Company.

 Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013:

(In thousands)	American Realty Capital - Retail Centers of America, Inc. (1)	The Streets of West Chester (2)	Pro Forma Adjustments The Streets of West Chester		Pro Forma American Realty Capital - Retail Centers of America, Inc.
Revenues:
Rental income	$5,406	$3,165	$94	(3)	$8,665
Operating expense reimbursements	1,755	986	—		2,741
Total revenues	7,161	4,151	94		11,406
Operating expenses:
Property operating	2,337	1,555	41	(4)	3,933
Acquisition and transaction related	978	—	—		978
General and administrative	457	—	—		457
Depreciation and amortization	5,202	—	3,993	(5)	9,195
Total operating expenses	8,974	1,555	4,034		14,563
Operating (loss) income	(1,813)	2,596	(3,940)		(3,157)
Other expenses:
Interest expense	(2,761)	—	—		(2,761)
Extinguishment of debt	(130)	—	—		(130)
Total other expenses	(2,891)	—	—		(2,891)
Net (loss) income	$(4,704)	$2,596	$(3,940)		$(6,048)

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013 AND THE THREE MONTHS ENDED MARCH 31, 2014

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2014:

(In thousands)	American Realty Capital - Retail Centers of America, Inc. (1)	The Streets of West Chester (2)	Pro Forma Adjustments The Streets of West Chester		Pro Forma American Realty Capital - Retail Centers of America, Inc.
Revenues:
Rental income	$2,115	$780	$27	(3)	$2,922
Operating expense reimbursements	684	282	—		966
Total revenues	2,799	1,062	27		3,888
Operating expenses:
Property operating	941	469	10	(4)	1,420
Acquisition and transaction related	20	—	—		20
General and administrative	107	—	—		107
Depreciation and amortization	1,644	—	998	(5)	2,642
Total operating expenses	2,712	469	1,008		4,189
Operating (loss) income	87	593	(981)		(301)
Other expense:
Interest expense	(686)	—	—		(686)
Net (loss) income	$(599)	$593	$(981)		$(987)

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2013 and the three months ended March 31, 2014.

(1)	Reflects the Company's historical operations for the period indicated as previously filed.

(2)	Reflects the operations of The Streets of West Chester for the period indicated, excluding acquisition costs.

(3)	Represents adjustments to straight-line rent for lease terms as of the acquisition date.

(4)
Represents a 100 basis point increase in property management fees as a percentage of gross rental receipts. The Company pays a property management fee to its Advisor equal to 4.0% of gross rental receipts, while the seller paid the seller’s property manager a property management fee equal to 3.0% of gross rental receipts.

(5)
Represents the estimated depreciation and amortization of real estate investments and intangible lease assets had the property been acquired as of the beginning of each period presented.  Depreciation is computed using the straight-line method over the estimated lives of 40 years for buildings, 15 years for land improvements, and five years for fixtures.  The value of in-place leases and tenant improvements are amortized to expense over the initial term of the respective leases, which ranges from five to 15 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

Dated: June 16, 2014	By:	/s/ Nicholas Radesca
Nicholas Radesca
Chief Financial Officer